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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported) December 12, 1996


                            PVC CONTAINER CORPORATION
               (Exact name of registrant as specified in charter)


         Delaware                    0-300067              13-2616435
(State of other jurisdiction       (Commission            (IRS employer
     of incorporation)             file number)         identification no


              401 Industrial Way West, Eatontown, New Jersey 07724
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (908) 542-0060

                                       N/A

          (Former name or former address, if changed since last report)
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Item 1  Changes in Control in Registrant.

         (a) On December 12, 1996 Kirtland Capital Partners II L.P. ("Kirtland"), an Ohio limited partnership, located at 2550 SOM Center Road, Suite 105, Willoughby Hills, Ohio 44094, Att: Mr. Raymond A. Lancaster, acquired 4,367,415 shares of the common stock of the Registrant (the "Shares") in consideration of the payment in cash of the sum of $17, 469,660 pursuant to a Stock Purchase Agreement dated December 3, 1996 among Kirtland, the Registrant and Rimer Anstalt which sold the Shares. A copy of the Stock Purchase Agreement is annexed as an exhibit hereto. In acquiring control of the Registrant and as a result thereof, Kirtland owns 63% of the issued and outstanding shares of the common stock of the Registrant.

Item 5  Other Events.

         The Registrant entered into an Employment agreement as of July 1, 1996 with Phillip L. Friedman, who is President and Chief Executive Officer of the Registrant, and a copy of such agreement is annexed as an exhibit hereto. On November 19, 1996 the Board of Directors of the Registrant approved the 1996 Incentive Stock Option Plan authorizing the granting of options to purchase up to 500,000 shares of common stock of the Registrant and a copy of such Plan is annexed as an exhibit hereto.

Item 7. Exhibits.

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                                    EXHIBITS




         The following exhibits are filed herewith:



Exhibit No.              Description                                Page Number
-----------              -----------                                -----------


   10.1        Stock Purchase Agreement dated
               December 3, 1996 among Registrant,
               Kirtland and Rimer Anstalt

   10.2        Employment Agreement dated
               July 1, 1996 between the
               Registrant and Phillip L. Friedman

   10.3        1996 Incentive Stock Option Plan
               of the Registrant


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 12, 1996                        PVC CONTAINER CORPORATION
                                                -------------------------
                                                      (Registrant)

                                                By: /s/ Phillip L. Friedman
                                                    -----------------------
                                                    Phillip L. Friedman,
                                                    President
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                                EXHIBIT INDEX
                                -------------

               Exhibit No.              Description
               -----------              -----------


                  10.1        Stock Purchase Agreement dated
                              December 3, 1996 among Registrant,
                              Kirtland and Rimer Anstalt

                  10.2        Employment Agreement dated
                              July 1, 1996 between the
                              Registrant and Phillip L. Friedman

                  10.3        1996 Incentive Stock Option Plan
                              of the Registrant